UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: September 30, 2009

Date of earliest event reported: September 25, 2009

Atlas Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32169	51-0404430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Westpointe Corporate Center One

1550 Coraopolis Heights Road

Moon Township, PA 15108

(Address of Principal Executive Offices) (Zip Code)

412-262-2830

(Registrant’s telephone number, including area code)

Atlas America, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 29, 2009, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 27, 2009, by and among Atlas America, Inc. (now known as “Atlas Energy, Inc.”) (the “Company”), Atlas Energy Resources, LLC (“Atlas Energy”), Atlas Energy Management, Inc. (“Atlas Energy Management”) and ATLS Merger Sub, LLC (“Merger Sub”), Merger Sub merged with and into Atlas Energy, with Atlas Energy as the surviving entity (the “Merger”). The Merger was effective as of 5:00 p.m., Eastern Daylight Time, on September 29, 2009. In the Merger, each Class B common unit of Atlas Energy (“Atlas Energy common units”) outstanding as of immediately prior to the effective time of the Merger, other than Atlas Energy common units held by Atlas America and its subsidiaries, was converted into the right to receive 1.16 (the “Exchange Ratio”) shares of common stock of the Company. In addition, in the Merger, each outstanding restricted unit, phantom unit and unit option of Atlas Energy was converted into an equivalent restricted share, phantom share and stock option of the Company, respectively, with adjustments in the number of shares and exercise price to reflect the Exchange Ratio, but otherwise on the same terms and conditions as were applicable prior to the Merger. Each Class A common unit of Atlas Energy and management incentive interest of Atlas Energy, all of which are held by Atlas Energy Management, a wholly owned subsidiary of the Company, remained outstanding. As a result of the Merger, Atlas Energy became a wholly owned subsidiary of the Company, with 100% of the Atlas Energy common units held directly by the Company and with 100% of the Atlas Energy Class A common units and management incentive interests held by Atlas Energy Management, a wholly owned subsidiary of the Company. Prior to the merger, the Company and its subsidiaries (other than Atlas Energy and its subsidiaries) beneficially owned, within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Act of 1934, as amended, 29,952,996 Atlas Energy common units, representing approximately 47.3% of the outstanding common units.

Immediately after the effective time of the Merger, the Company effected an additional merger for the purpose of changing its name from “Atlas America, Inc.” to “Atlas Energy, Inc.” (the “Name Change Merger”), as contemplated by the Merger Agreement. The Name Change Merger was effected pursuant to Section 253 of the Delaware General Corporation Law, and involved the merger of the Company with a newly formed wholly owned subsidiary of the Company, with the Company surviving.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As contemplated by the Merger Agreement, effective upon completion of the Merger, the Board of Directors of the Company increased its size from 8 to 12 members and filled the 4 vacancies created by such increase with the following persons, each of whom was an independent director of Atlas Energy prior to the effective time of the Merger, with such persons serving in such classes of the Board as specified below:

Name	Class	Term Expires
Jessica K. Davis	I	2012

Walter C. Jones	II	2010

Ellen F. Warren	III	2011

Bruce M. Wolf	I	2012

Pursuant to the Merger Agreement, each outstanding restricted unit, phantom unit and unit option of Atlas Energy held by the above-named directors was converted in the Merger into an equivalent restricted share, phantom share and stock option, respectively, of the Company, with adjustments in the number of shares and exercise price to reflect the Exchange Ratio, but otherwise on the same terms and conditions as were applicable prior to the Merger. A description of the equity awards held by each of the above-named directors is set forth fully in Atlas Energy’s proxy statement, dated April 30, 2009.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2009, in connection with the Name Change Merger, the Company adopted an Amended and Restated Certificate of Incorporation and Bylaws reflecting its new name, “Atlas Energy, Inc.”, which Amended and Restated Certificate of Incorporation and Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively.

Additionally, on September 25, 2009 the Company filed a Certificate of Change of Agent and Registered Office to effect a change of its corporate agent and registered address in the State of Delaware and a Certificate of Correction to correct a typographical error in the previously filed Amended and Restated Certificate of Incorporation. Both changes are reflected in the Amended and Restated Certificate of Incorporation filed on September 29, 2009 and attached hereto as Exhibit 3.1.

Item 8.01	Other Events.

On September 25, 2009, at a special meeting of the Company’s stockholders, the Company’s stockholders approved the 2009 Stock Incentive Plan (the “2009 Plan”). The purpose of the 2009 Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants and to provide the Company with a stock incentive plan providing incentives directly linked to stockholder value. All persons who serve or agree to serve as officers, employees, directors or consultants of the Company and its subsidiaries and affiliates are eligible to be granted awards under the 2009 Plan, as well as prospective employees and consultants who have accepted offers of employment or consultancy from the Company and its subsidiaries and affiliates. A detailed description of the 2009 Plan is included in the joint proxy statement/prospectus mailed to the Company’s stockholders and Atlas Energy unitholders before their respective special meetings. A copy of the 2009 Plan is attached hereto as Exhibit 10.1.

On September 25, 2009, the Company and Atlas Energy issued a joint press release announcing the result of their respective special meetings, including announcing that the Company’s stockholders approved the issuance of Company common stock to effect the Merger and approved the 2009 Plan. The text of the press release, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

On September 29, 2009, the Company issued a press release announcing the completion of the Merger. The text of the press release, which is attached hereto as Exhibit 99.2, is incorporated herein by reference.

Item 9.01	Exhibits.

(a) Financial statements of business acquired.

The unaudited consolidated financial statements of Atlas Energy Resources, LLC for the quarterly periods ended June 30, 2009 and 2008 and the audited consolidated financial statements of Atlas Energy Resources, LLC for the years ended December 31, 2008, 2007 and 2006 are attached as Exhibit 99.3 to this current report on Form 8-K.

(b) Pro forma financial information.

The Company intends to file unaudited pro forma combined condensed financial information reflecting the Merger no later than 71 calendar days after the date that this current report on Form 8-K is required to be filed.

(d) Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2009, by and among Atlas America, Inc., Atlas Energy Resources, LLC, Atlas Energy Management, Inc. and ATLS Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of Atlas America, Inc.’s Current Report on Form 8-K, filed on April 27, 2009)

3.1	Amended and Restated Certificate of Incorporation of Atlas Energy, Inc.

3.2	Amended and Restated Bylaws of Atlas Energy, Inc.

10.1	Atlas America, Inc. 2009 Stock Incentive Plan

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm for Atlas Energy Resources, LLC

99.1	Press Release, dated September 25, 2009, announcing the result of the Atlas America, Inc. and Atlas Energy Resources, LLC special meetings

99.2	Press Release, dated September 29, 2009, announcing completion of the Merger

99.3	The following consolidated financial statements of Atlas Energy Resources, LLC are filed herewith:

Atlas Energy Resources, LLC Consolidated Financial Statements:

(a) Report of Independent Registered Public Accounting Firm

(b) Consolidated Balance Sheets as of December 31, 2008 and 2007

(c) Combined and Consolidated Statements of Operations for the years ending December 31, 2008, 2007 and 2006

(d) Combined and Consolidated Statements of Comprehensive Income for the years ending December 31, 2008, 2007 and 2006

(e) Combined and Consolidated Statements of Stockholders’ Equity for the years ending December 31, 2008, 2007 and 2006

(f) Combined and Consolidated Statements of Cash Flows for the years ending December 31, 2008, 2007 and 2006

(g) Notes to Combined and Consolidated Financial Statements

Atlas Energy Resources, LLC unaudited interim Consolidated Financial Statements:

(h) Consolidated Balance Sheets (unaudited) as of June 30, 2009 and December 31, 2008

(i) Consolidated Statements of Operations (unaudited) for the six months ended June 30, 2009 and 2008

(j) Consolidated Statements of Stockholders’ Equity (unaudited) for the six months ended June 30, 2009 and 2008

(k) Consolidated Statements of Cash Flows (unaudited) for the six months June 30, 2009 and 2008

(l) Notes to Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY, INC.

Date: September 30, 2009	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2009, by and among Atlas America, Inc., Atlas Energy Resources, LLC, Atlas Energy Management, Inc. and ATLS Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of Atlas America, Inc.’s Current Report on Form 8-K, filed on April 27, 2009)

3.1	Amended and Restated Certificate of Incorporation of Atlas Energy, Inc.

3.2	Amended and Restated Bylaws of Atlas Energy, Inc.

10.1	Atlas America, Inc. 2009 Stock Incentive Plan

23.1	Consent of Grant Thornton LLP, independent registered public accounting firm for Atlas Energy Resources, LLC

99.1	Press Release, dated September 25, 2009, announcing the result of the Atlas America, Inc. and Atlas Energy Resources, LLC special meetings

99.2	Press Release, dated September 29, 2009, announcing completion of the Merger

99.3	The following consolidated financial statements of Atlas Energy Resources, LLC are filed herewith:

Atlas Energy Resources, LLC Consolidated Financial Statements:

(a) Report of Independent Registered Public Accounting Firm

(b) Consolidated Balance Sheets as of December 31, 2008 and 2007

(c) Combined and Consolidated Statements of Operations for the years ending December 31, 2008, 2007 and 2006

(d) Combined and Consolidated Statements of Comprehensive Income for the years ending December 31, 2008, 2007 and 2006

(e) Combined and Consolidated Statements of Stockholders’ Equity for the years ending December 31, 2008, 2007 and 2006

(f) Combined and Consolidated Statements of Cash Flows for the years ending December 31, 2008, 2007 and 2006

(g) Notes to Combined and Consolidated Financial Statements

Atlas Energy Resources, LLC unaudited interim Consolidated Financial Statements:

(h) Consolidated Balance Sheets (unaudited) as of June 30, 2009 and December 31, 2008

(i) Consolidated Statements of Operations (unaudited) for the six months ended June 30, 2009 and 2008

(j) Consolidated Statements of Stockholders’ Equity (unaudited) for the six months ended June 30, 2009 and 2008

(k) Consolidated Statements of Cash Flows (unaudited) for the six months June 30, 2009 and 2008

(l) Notes to Consolidated Financial Statements